SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 6, 2006
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-00368 (Commission File Number)	41-0462685 (I.R.S. Employer Identification No.)

215 South Cascade Street, P.O. Box 496, Fergus Falls, MN		56538-0496
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (866) 410-8780
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement
On October 6, 2006, Otter Tail Corporation dba Otter Tail Power Company, Central Minnesota Municipal Power Agency, Great River Energy, Heartland Consumers Power District, Montana-Dakota Utilities Co., a division of MDU Resources Group, Inc., Southern Minnesota Municipal Power Agency and Western Minnesota Municipal Power Agency (collectively, the “Owners”) entered into Amendment No. 3 to Participation Agreement, dated as of September 1, 2006 (“Amendment No. 3”). Amendment No. 3 amends the Participation Agreement, dated as of June 30, 2005 (the “Agreement”), which was previously amended by Amendment No. 1 to the Participation Agreement, dated as of June 1, 2006 (“Amendment No. 1”) and Amendment No. 2 to the Participation Agreement, dated as of August 18, 2006 (“Amendment No. 2”) (the Agreement, as so amended by Amendment No. 1, Amendment No. 2 and Amendment No. 3, the “Amended Agreement”). The Amended Agreement, which relates to the planned construction of a new 630 megawatt coal fueled, base-load electric generation plant (the “Big Stone II Plant”) adjacent to the existing 450 megawatt electric generation plant near Big Stone, South Dakota, is an agreement to jointly develop, finance, construct, own (as tenants in common) and manage the Big Stone II Plant and includes provisions which obligate the parties to the agreement to obtain financing and pay their share of development, construction, operating and maintenance costs for the Big Stone II Plant. The Amended Agreement establishes a Coordinating Committee and an Engineering and Operating Committee to manage the development, design, construction, operation and maintenance of the Big Stone II Plant.
Amendment No. 3 (i) extends the date on which the Owners, through the Coordinating Committee, must meet to vote on whether to continue the project from a date agreed upon by all of the Owners that shall be on or before November 30, 2006 to a date agreed upon by all of the Owners that shall be on or before June 28, 2007, (ii) extends the deadline for payment of the amount required under the Amended Agreement to be paid by an Owner withdrawing after continuation of the project is approved from December 31, 2006 to July 31, 2007, and revises the formula for determining the amount of an early withdrawal payment and (iii) eliminates a provision that permits early withdrawal by Owners from the project and deletes subsequent references to the eliminated provision.
Item 9.01     Financial Statements and Exhibits
     (d)     Exhibits
10.1	Amendment No. 3 to Participation Agreement, dated as of September 1, 2006, by and among Central Minnesota Municipal Power Agency, Great River Energy, Heartland Consumers Power District, Montana-Dakota Utilities Co., a division of MDU Resources Group, Inc., Otter Tail Corporation dba Otter Tail Power Company, Southern Minnesota Municipal Power Agency and Western Minnesota Municipal Power Agency, as Owners, amending the Participation Agreement, dated as of June 30, 2005, by and among the Owners

Signature
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OTTER TAIL CORPORATION
Date: October 11, 2006	By /s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer and Treasurer

Exhibit Index
10.1	Amendment No. 3 to Participation Agreement, dated as of September 1, 2006, by and among Central Minnesota Municipal Power Agency, Great River Energy, Heartland Consumers Power District, Montana-Dakota Utilities Co., a division of MDU Resources Group, Inc., Otter Tail Corporation dba Otter Tail Power Company, Southern Minnesota Municipal Power Agency and Western Minnesota Municipal Power Agency, as Owners, amending the Participation Agreement, dated as of June 30, 2005, by and among the Owners